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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K


                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


               DATE OF EARLIEST EVENT REPORTED: September 1, 2004



                              ATWOOD OCEANICS, INC.
             (Exact name of registrant as specified in its charter)



                         COMMISSION FILE NUMBER 1-13167


        Internal Revenue Service - Employer Identification No. 74-1611874


                15835 Park Ten Place Drive, Houston, Texas, 77084
                                 (281) 749-7800

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ITEM 7.01    REGULATION FD DISCLOSURE


     The Company has now commenced the process of repairing the damage incurred by the ATWOOD BEACON on July 25, 2004. Repairs have commenced on the drilling unit at the builder's shipyard in Singapore. One of the three legs has been recovered and is in the process of being transported to Singapore. Until the other two legs have been recovered, transported to Singapore and inspected, which is estimated to be around mid-September 2004, the Company will not be able to determine the repair period for the rig. The ATWOOD BEACON has been awarded a contract for a drilling program in Vietnam which must be commenced between January 15, 2005 and April 15, 2005. A copy of the press release announcing this contract award is filed with this Form 8-K as Exhibit EX-9.1.

     Additional information with respect to the Company's Contract Status Summary at August 31, 2004 is attached hereto as Exhibit EX-9.2 which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and should not be deemed to be filed.


ITEM 8.01 OTHER EVENTS

     On September 1, 2004 the Company announced that the ATWOOD BEACON was awarded a contract to drill three firm wells, with options to drill three additional wells, offshore Vietnam. This drilling program must commence between January 15, 2005 and April 15, 2005. A copy of the press release announcing the contract award is filed with this Form 8-K as Exhibit EX-9.1 and is incorporated herein by reference.


ITEM 9.01 EXHIBITS

EXHIBIT NO.

EX-9.1            Press Release dated September 1, 2004

EX-9.2            Contract Status Summary at September 1, 2004

     Statements contained in this report with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors: the Company's dependence on the oil and gas industry; the risks involved in the construction and repair of a rig; competition; operating risks; risks involved in foreign operations; risks associated with possible disruption in operations due to terrorism; risks associated with a possible disruption in operations due to war; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's annual report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.

                                  EXHIBIT INDEX


EXHIBIT NO.                        DESCRIPTION


EX - 9.1       Press Release dated September 1, 2004

EX - 9.2       Contract Status Summary at September 1, 2004

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ATWOOD OCEANICS, INC.
                                          (Registrant)



                                          /s/ James M. Holland
                                          James M. Holland
                                          Senior Vice President

                                          DATE: September 1, 2004

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                                EXHIBIT EX. - 9.1



              ATWOOD OCEANICS ANNOUNCES CONTRACT FOR ATWOOD BEACON


Houston, Texas
1 September 2004

FOR IMMEDIATE RELEASE


     Atwood Oceanics, Inc. (Houston-based International Offshore Drilling Contractor - NYSE: ATW) announced today that HOANG LONG and HOAN VU Joint Operating Companies have awarded a contract to the ATWOOD BEACON to drill three
(3) firm wells, with options to drill three (3) additional wells, offshore Vietnam. This contract provides for a dayrate of $62,000 for the three firm wells, a dayrate of $77,000 for the three option wells, and payment of $58,000 per day plus the cost of a tow vessel and fuel to mobilize the rig from Singapore to Vietnam. The three firm wells have a combined expected duration of 200 days and if all three option wells are drilled, the program could extend for another 200 days. The drilling of this program must commence between January 15, 2005 and April 15, 2005.

     Statements contained in this release with respect to the future are forward-looking statements. These statements reflect management's reasonable judgment with respect to future events. Forward-looking statements involve risks and uncertainties. Actual results could differ materially from those anticipated as a result of various factors; the Company's dependence on the oil and gas industry; the risks involved in upgrade to the Company's rigs; competition; operating risks; risks involved in foreign operations; risks associated with possible disruptions in operations due to terrorism; and governmental regulations and environmental matters. A list of additional risk factors can be found in the Company's Annual Report on Form 10-K for the year ended September 30, 2003, filed with the Securities and Exchange Commission.



                                                Contact:  Jim Holland
                                                       (281) 749-7804




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

                                EXHIBIT EX - 9.2
                     ATWOOD OCEANICS, INC. AND SUBSIDIARIES
                             CONTRACT STATUS SUMMARY
                              AT SEPTEMBER 1, 2004




NAME OF RIG             LOCATION             CUSTOMER                   CONTRACT STATUS
-----------             --------             --------                   ---------------
SEMISUBMERSIBLES -
------------------
ATWOOD FALCON             MALAYSIA           SARAWAK SHELL BERHAD       The rig continues to work under the Shell contract
                                             ("SHELL")                  which involves the drilling of three firm wells with
                                                                        options to drill two additional wells.  This contract
                                                                        is currently anticipated to extend into January 2005.

ATWOOD HUNTER             EGYPT              BURULLUS GAS CO.           On December 31, 2003, the rig commenced a drilling
                                             ("BURULLUS")               program for Burullus which includes ten firm wells
                                                                        plus options to drill six additional wells. The
                                                                        drilling of the ten firm wells is expected to take
                                                                        until February 2005 to complete, and if all the option
                                                                        wells are drilled, the contract could extend into
                                                                        September 2005.


ATWOOD   EAGLE            AUSTRALIA          WOODSIDE ENERGY, LTD.      The rig has commenced drilling the first of two firm
                                             ("WOODSIDE")               wells for Woodside, with Woodside having an option to
                                                                        drill one more well.  The drilling of the two firm
                                                                        wells is expected to take until the end of November
                                                                        2004 to complete.  BHP Billiton Petroleum Pty. (the
                                                                        rig's prior customer) has been granted three option
                                                                        wells which can be drilled after the completion of the
                                                                        Woodside contract and are subject to mutual agreement
                                                                        on timing.

SEAHAWK                   MALAYSIA           EXXONMOBIL EXPLORATION &   EMEPMI has given written notice that they will
                                             PRODUCTION MALAYSIA        terminate the current contract upon completion of work
                                             INC.  ("EMEPMI")           in progress on October 1, 2004.  Additional work is
                                                                        being pursued in Southeast Asia as well as other areas
                                                                        of the world.

                                     PAGE 6
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ATWOOD SOUTHERN CROSS     MALAYSIA           MURPHY SARAWAK OIL         In March 2004, the rig commenced the Murphy drilling
                                             COMPANY, LTD. ("MURPHY")   program which now includes the drilling of four firm
                                                                        wells plus options to drill an additional two wells.
                                                                        The rig has been awarded a contract by Daewoo
                                                                        International Corporation ("Daewoo") to drill two firm
                                                                        wells plus an option to drill one additional well
                                                                        offshore Myanmar.  The Daewoo work would commence
                                                                        immediately after completing the Murphy program.  The
                                                                        drilling of the two firm wells is estimated to take 60
                                                                        to 80 days to complete.

SEASCOUT                  UNITED STATES                                 The SEASCOUT was purchased in December 2000 for future
                          GULF OF MEXICO                                conversion to a tender-assist unit, similar to the
                                                                        SEAHAWK.  There are currently no upgrade plans and the
                                                                        rig is currently coldstacked.
CANTILEVER JACK-UPS -
---------------------
VICKSBURG                 THAILAND          CHEVRON OFFSHORE            In May 2004 the rig's contract with ExxonMobil
                                            (THAILAND) LIMITED          Exploration & Production Malaysia Inc. ("EMEPMI") was
                                            ("CHEVRON")                 suspended and the rig moved to Thailand to commence a
                                                                        drilling program for Chevron.  This program is
                                                                        expected to extend into October 2004, at which time,
                                                                        the rig will be moved back to Malaysia whereby EMEPMI
                                                                        will reinstate the rig's contract.  Upon
                                                                        reinstatement, the EMEPMI drilling commitment will
                                                                        include the estimated five months suspension period
                                                                        plus an extension of twelve months, for a total of
                                                                        seventeen months commencing in October 2004. Once
                                                                        EMEPMI recommences its contract, it will retain its
                                                                        right to terminate the contract by providing 120 days
                                                                        notice.

ATWOOD BEACON             UNDER REPAIR AT                               The process of repairing the damage incurred by the
                          A SINGAPORE                                   ATWOOD BEACON on July 25, 2004 continues on schedule.
                          SHIPYARD                                      Repairs have commenced on the drilling unit at the
                                                                        builder's shipyard in Singapore.  One of the three
                                                                        legs has been recovered and is in the process of being
                                                                        transported to Singapore.  Until the other two legs
                                                                        have been recovered, transported to Singapore and
                                                                        inspected, which is estimated to be around
                                                                        mid-September 2004, the Company will not be able to
                                                                        determine the repair period for the rig.  The ATWOOD
                                                                        BEACON has been awarded a contract by HOANG LONG and
                                                                        HOAN VU Joint Operating Companies to drill three firm
                                                                        wells, with options to drill three additional wells,
                                                                        offshore Vietnam.  The three firm wells have a
                                                                        combined expected duration of 200 days and if all
                                                                        option wells are drilled, the program could extend for
                                                                        another 200 days.  The drilling of this program must
                                                                        commence between January 15, 2005 and April 15, 2005.


                                     PAGE 7
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SUBMERSIBLE -
-------------
RICHMOND                  UNITED STATES      APPLIED DRILLING           The rig is currently drilling a second well for ADTI
                          GULF OF MEXICO     TECHNOLOGY INC. ("ADTI")   which was assigned from Helis Oil & Gas Company
                                                                        ("Helis").  Upon completion of this well, the rig will
                                                                        have two firm wells to drill for Helis, with Helis
                                                                        having options to drill four additional wells. The
                                                                        drilling of the remaining firm wells is expected to
                                                                        take until December 2004 to complete and if all four
                                                                        option wells are drilled, the contract could extend to
                                                                        June/July 2005.


MODULAR PLATFORMS -
--------------------
GOODWYN 'A' /NORTH        AUSTRALIA          WOODSIDE ENERGY LTD.       There is currently an indefinite planned break in
RANKIN 'A'                                                              drilling activity for the two client-owned rigs
                                                                        managed by the Company.  The Company is involved in
                                                                        maintenance of the two rigs for future drilling
                                                                        programs.


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